UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Revocation Solicitation Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ASPEN INSURANCE HOLDINGS LIMITED

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

July 1, 2014

Dear Aspen Shareholder:

We have recently sent you a letter expressing our very serious concerns about a hostile attempt by Endurance Specialty Holdings Ltd. to acquire Aspen Insurance Holdings Limited on highly unattractive terms. As we said in that letter, Endurance’s proposed valuation for Aspen is inadequate, its stock is an undesirable form of consideration and the loss of business resulting from a combination would cause significant financial harm to shareholders.

In addition, Endurance has submitted proposals to Aspen shareholders related to the calling of a special meeting and a convoluted legal strategy Endurance has said it will pursue with the Bermuda Supreme Court.

Do not be misled by Endurance’s claims – these proposals are desperate legal tactics designed to coerce you into selling your shares at the lowest possible price. Aspen strongly urges shareholders not to sign any white authorization cards sent to you by Endurance. Whether or not you have previously executed Endurance’s white authorization card, you may reject Endurance’s proposals if you sign, date and return the enclosed BLUE revocation card using the pre-paid envelope provided.

If Endurance were to successfully take over Aspen, you would become an Endurance shareholder and Endurance’s directors would be your fiduciaries. Therefore, Endurance’s poor corporate governance practices, particularly related to Board composition and executive compensation, are highly relevant considerations. And, notably, while Endurance is petitioning for your support now, it has a documented history of disregarding shareholder interests. The table on page 2 provides more detail.

ENDURANCE’S OFFER IS INCREASINGLY INADEQUATE

AS ASPEN CONTINUES TO DELIVER ON ITS PLAN

•	Endurance continues to misrepresent to you the value of its offer as $49.50 per Aspen share, even though the aggregate consideration to Aspen shareholders under the 60/40 stock/cash offer is currently worth only $48.27 per share. As shown in the chart below, since the announcement of Endurance’s revised offer on June 2, 2014, the aggregate value per share has NEVER equaled the claimed $49.50 per share “headline” price.

•	Aspen is successfully executing a strategic plan that we are confident will deliver superior value to shareholders. Aspen reported very strong results in the first quarter of 2014 and the future looks even brighter. The Company is well positioned to achieve its 10% operating ROE objective in 2014 and we expect operating ROE in 2015 to increase over 2014 on the order of 100 basis points.[i]

•	Aspen believes that loss of business resulting from a combination with Endurance would cause significant financial harm to shareholders. Even Endurance acknowledges that as much as $500 million in annual premiums would be lost in a combination. Based on continued discussions with clients and brokers, however, we believe that that estimate greatly understates the actual loss of premiums.

•	We believe Endurance’s stock is an unattractive currency given Endurance’s overreliance on the volatile, low-margin and challenged crop insurance business and a dependency on reserve releases to fuel earnings.

ENDURANCE’S POOR CORPORATE GOVERNANCE PRACTICES – INCLUDING EXCESSIVE PAY

FOR CHAIRMAN/CEO JOHN CHARMAN – SHOULD CAUSE YOU CONCERN

Given that Aspen shareholders would own a significant portion of a combined company under Endurance’s ill-conceived offer, it is important to know the facts about Endurance’s troubling corporate governance practices.

Granting outsized equity to executives with little regard to shareholder value

•   Despite Mr. Charman reportedly getting kicked out of his prior company,ii in 2013 the Endurance Board gave him a $35.1 million restricted stock grant and options valued at another $10.2 million.

•   These awards are not conditioned on performance and are simply a handout to Mr. Charman, as long as he stays at Endurance for several years.

•   Institutional Shareholder Services (ISS) said that this “mega equity award” raises “significant concerns” including “potential pay-for-failure.”iii

•   Endurance further evidences its tone deafness by actually boasting about its high insider ownership when that ownership level is substantially due to these excessive equity awards.

In contrast: 75% of Aspen’s executive share awards are performance-related

Ignoring shareholder feedback on excessive pay packages

•   Holders of over 60% of Endurance’s shares voting at this year’s Annual Meeting rejected Mr. Charman’s compensation package.iv

•   Endurance’s Board has made no changes to his compensation in response to this clear message.

In contrast: Aspen received 94% support for executive compensation at its 2014 Annual Meeting

Granting option to private equity firm without seeking shareholder approval

•   Without shareholder input, Endurance’s Board gave CVC Capital Partners an option to acquire $250 million of common shares of the combined company at a below market price, and has promised, if CVC exercises the option, to give them warrants to purchase additional shares over the next 10 years.

•   Neither Endurance nor Aspen shareholders would have a say in this dilutive option grant.

In contrast: Aspen has not granted options or warrants to any outside investor

Combined Chairman and CEO positions

•   Combined Chairman and CEO position creates a structure where the CEO’s board leadership is not challenged.

•   This may explain the failure of Endurance’s Board to stand up for shareholders.

In contrast: Aspen has a separate Chairman and CEO

Entrenched Endurance Board

•   Endurance has not appointed a new independent director in the past 3 years.

•   Excluding Mr. Charman, the median tenure of Endurance’s directors is 10 years.

•   Endurance’s lead director has served on the Board since 2001.

In contrast: Aspen added 3 new independent directors in 2013; median director tenure 6 years

REJECT ENDURANCE’S COERCIVE PROPOSALS: PLEASE SIGN, DATE AND RETURN THE

ENCLOSED BLUE REVOCATION CARD TODAY

Rather than offer real value for your company, Endurance has instead determined to engage in convoluted legal tactics that are destructive to the value of your company in an effort to coerce you into selling your shares on the cheap. Endurance’s goal is to usurp the power of your Board as negotiator and bring its current offer to you as a “take it or leave it” proposition – an offer your Board unanimously believes – and all of the shareholders we have spoken with believe – significantly undervalues Aspen. We urge you to reject Endurance’s coercive tactics to force through its inadequate offer.

1.	Do NOT sign Endurance’s white authorization card.

2.	Sign, date and return the enclosed BLUE revocation card.

3.	Even if you have already signed Endurance’s white authorization card, you have every right to revoke your authorizations by signing, dating and returning the enclosed BLUE revocation card.

If you have questions or need assistance revoking your authorizations for your shares, please contact our agent Innisfree M&A Incorporated: Shareholders call toll-free: (877) 717-3930; Banks and Brokers call collect: (212) 750-5833.

Regardless of the number of ordinary shares of Aspen that you own, your views are important.

Sincerely yours,

Glyn Jones	Chris O’Kane
Chairman of the Board of Directors	Chief Executive Officer

Even if you have already signed Endurance’s white authorization card,

you may revoke your authorizations by signing, dating and returning the enclosed BLUE revocation card.

If you have questions or need assistance

revoking your authorizations for your shares, please contact our agent:

INNISFREE M&A INCORPORATED

Shareholders call toll-free: (877) 717-3930

Banks and Brokers call collect: (212) 750-5833

Cautionary Statements Concerning Forward-Looking Statements

This letter contains written, and Aspen may make related oral, “forward-looking statements” within the meaning of the U.S. federal securities laws. These statements are made pursuant to common law doctrine and (as applicable) the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “assume,” “estimate,” “may,” “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” and similar expressions of a future or forward-looking nature.

All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside Aspen’s control that could cause actual results to differ materially from such statements.

Forward-looking statements do not reflect the potential impact of any future collaboration, acquisition, merger, disposition, joint venture or investments that Aspen may enter into or make, and the risks, uncertainties and other factors relating to such statements might also relate to the counterparty in any such transaction if entered into or made by Aspen.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: our ability to successfully implement steps to further optimize the business portfolio, ensure capital efficiency and enhance investment returns; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the assumptions and uncertainties underlying reserve levels that may be impacted by future payments for settlements of claims and expenses or by other factors causing adverse or favorable development; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; decreased demand for our insurance or reinsurance products and cyclical changes in the highly competitive insurance and reinsurance industry; increased competition from existing insurers and reinsurers and from alternative capital providers and insurance-linked funds and collateralized special purpose insurers on the basis of pricing, capacity, coverage terms, new capital, binding authorities to brokers or other factors and the related demand and supply dynamics as contracts come up for renewal; changes in general economic conditions, including inflation, deflation, foreign currency exchange rates, interest rates and other factors that could affect our financial results; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; evolving issues with respect to interpretation of coverage after major loss events; our ability to adequately model and price the effect of climate cycles and climate change; any intervening legislative or governmental action and changing judicial interpretation and judgments on insurers’ liability to various risks; the effectiveness of our risk management loss limitation methods, including our reinsurance purchasing; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of one or more large losses from events other than natural catastrophes or by an unexpected accumulation of attritional losses; the impact of acts of terrorism, acts of war and related legislation; any changes in our reinsurers’ credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed lower growth economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; a decline in our operating subsidiaries’ ratings with S&P, A.M. Best or Moody’s; the failure of our reinsurers, policyholders, brokers or other intermediaries to honor their payment obligations; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; our reliance on the assessment and pricing of individual risks by third parties; our dependence on a few brokers for a large portion of our revenues; the persistence of heightened financial risks, including excess sovereign debt, the banking system and the Eurozone debt crisis; changes in our ability to exercise capital management initiatives (including our share repurchase program) or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business;

changes in accounting principles or policies or in the application of such accounting principles or policies; Aspen or Aspen Bermuda Limited becoming subject to income taxes in the United States or the United Kingdom; loss of one or more of our senior underwriters or key personnel; our reliance on information and technology and third party service providers for our operations and systems; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the “Risk Factors” section in Aspen’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 20, 2014 and in Aspen’s Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on May 1, 2014. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

The guidance in this communication relating to 10% Operating ROE in 2014 and with a further 100 basis point increase over 2014 in 2015 was and is made as at April 23, 2014. Such guidance assumes for 2014 a pre-tax catastrophe load of $185 million per annum, normal loss experience and given the current interest rate and insurance pricing environment and for 2015 a pre-tax catastrophe load of $200 million, normal loss experience, our expectations for rising interest rates, and a less favorable insurance pricing environment. Aspen has identified and described in the presentations in the investor relations section of its website actions and additional underlying assumptions in each of its three operating return on equity levers – optimization of the business portfolio (including particular lines of business), capital efficiency and enhancing investment returns – to seek to achieve the targeted operating ROE in 2014 and 2015. These forward looking statements are subject to the assumptions, risks and uncertainties, as discussed above and in the presentations noted, which could cause actual results to differ materially from these statements.

In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management’s best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen’s ultimate losses will remain within the stated amounts.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote or approval. This communication is for informational purposes only and is not a substitute for any relevant documents that Aspen may file with the U.S. Securities and Exchange Commission (“SEC”).

Endurance has commenced an exchange offer for the outstanding shares of Aspen (together with associated preferred share purchase rights). Aspen has filed with the SEC a solicitation/recommendation statement to its shareholders on Schedule 14D-9. Endurance is also soliciting authorizations from Aspen’s shareholders. Aspen has filed a revocation statement to its shareholders on Schedule 14A with the SEC in opposition to Endurance’s solicitation of authorizations.

INVESTORS AND SECURITY HOLDERS OF ASPEN ARE URGED TO READ THIS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Aspen through the web site maintained by the SEC at http://www.sec.gov. These documents will also be available at http://aspen.shareholderresource.com or on Aspen’s website at http://www.aspen.co.

Certain Information Regarding Participants

Aspen and certain of its respective directors and executive officers may be deemed to be participants under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Aspen’s directors and executive officers in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 20, 2014, and its proxy statement for the 2014 Annual Meeting, which was filed with the SEC on March 12, 2014. These documents can be obtained free of charge from the sources indicated above.

[i]	Guidance as at April 23, 2014. In 2014, ROE guidance assumes a pre-tax catastrophe load of $185 million, normal loss experience and given the current interest rate and insurance pricing environment. In 2015, ROE guidance assumes a pretax catastrophe load of $200 million, normal loss experience, Aspen’s expectations for rising interest rates, and a less favorable insurance pricing environment. See Cautionary Statement disclosure above.
ii	SNL Insurance Daily, August 23, 2013
iii	Source: ISS Report, Endurance Specialty Holdings Ltd. May 21, 2014 (Permission to quote was neither sought nor obtained)
iv	According to a recent study, this puts Endurance among the 5% of mid-cap companies that failed to get majority shareholder support for executive compensation “Say-on-Pay” proposals in shareholder meetings held this year.

ASPEN MAILS SECOND LETTER TO SHAREHOLDERS

Urges Shareholders to Sign, Date and Return BLUE Revocation Card to REJECT Endurance Proposals

Raises Issues About Value of Endurance Offer, Coercive Legal Tactics and Governance Practices

Hamilton, Bermuda – July 1, 2014 – Aspen Insurance Holdings Limited (“Aspen”) (NYSE:AHL) announced today that it is mailing a letter and a BLUE revocation card to shareholders in opposition to Endurance Specialty Holdings Ltd. (“Endurance”) (NYSE:ENH) solicitation of authorizations. Aspen’s Board of Directors urges shareholders to reject both of Endurance’s proposals by promptly signing, dating and returning Aspen’s BLUE revocation card and disregarding Endurance’s white authorization card.

Information on Aspen’s response to Endurance’s unsolicited offer, including links to press releases, presentations, and other important documents and SEC filings are available on the Internet at http://aspen.shareholderresource.com, or on Aspen’s website at http://www.aspen.co.

Below is the full text of the letter to Aspen shareholders:

July 1, 2014

Dear Aspen Shareholder:

We have recently sent you a letter expressing our very serious concerns about a hostile attempt by Endurance Specialty Holdings Ltd. to acquire Aspen Insurance Holdings Limited on highly unattractive terms. As we said in that letter, Endurance’s proposed valuation for Aspen is inadequate, its stock is an undesirable form of consideration and the loss of business resulting from a combination would cause significant financial harm to shareholders.

In addition, Endurance has submitted proposals to Aspen shareholders related to the calling of a special meeting and a convoluted legal strategy Endurance has said it will pursue with the Bermuda Supreme Court.

Do not be misled by Endurance’s claims – these proposals are desperate legal tactics designed to coerce you into selling your shares at the lowest possible price. Aspen strongly urges shareholders not to sign any white authorization cards sent to you by Endurance. Whether or not you have previously executed Endurance’s white authorization card, you may reject Endurance’s proposals if you sign, date and return the enclosed BLUE revocation card using the pre-paid envelope provided.

If Endurance were to successfully take over Aspen, you would become an Endurance shareholder and Endurance’s directors would be your fiduciaries. Therefore, Endurance’s poor corporate governance practices, particularly related to Board composition and executive compensation, are highly relevant considerations. And, notably, while Endurance is petitioning for your support now, it has a documented history of disregarding shareholder interests. The table on page 2 provides more detail.

ENDURANCE’S OFFER IS INCREASINGLY INADEQUATE

AS ASPEN CONTINUES TO DELIVER ON ITS PLAN

•	Endurance continues to misrepresent to you the value of its offer as $49.50 per Aspen share, even though the aggregate consideration to Aspen shareholders under the 60/40 stock/cash offer is currently worth only $48.27 per share. As shown in the chart below, since the announcement of Endurance’s revised offer on June 2, 2014, the aggregate value per share has NEVER equaled the claimed $49.50 per share “headline” price.

•	Aspen is successfully executing a strategic plan that we are confident will deliver superior value to shareholders. Aspen reported very strong results in the first quarter of 2014 and the future looks even brighter. The Company is well positioned to achieve its 10% operating ROE objective in 2014 and we expect operating ROE in 2015 to increase over 2014 on the order of 100 basis points.[i]

•	Aspen believes that loss of business resulting from a combination with Endurance would cause significant financial harm to shareholders. Even Endurance acknowledges that as much as $500 million in annual premiums would be lost in a combination. Based on continued discussions with clients and brokers, however, we believe that that estimate greatly understates the actual loss of premiums.

•	We believe Endurance’s stock is an unattractive currency given Endurance’s overreliance on the volatile, low-margin and challenged crop insurance business and a dependency on reserve releases to fuel earnings.

ENDURANCE’S POOR CORPORATE GOVERNANCE PRACTICES – INCLUDING EXCESSIVE PAY FOR CHAIRMAN/CEO JOHN CHARMAN – SHOULD CAUSE YOU CONCERN

Given that Aspen shareholders would own a significant portion of a combined company under Endurance’s ill-conceived offer, it is important to know the facts about Endurance’s troubling corporate governance practices.

2

Granting outsized equity to executives with little regard to shareholder value

•   Despite Mr. Charman reportedly getting kicked out of his prior company,ii in 2013 the Endurance Board gave him a $35.1 million restricted stock grant and options valued at another $10.2 million.

•   These awards are not conditioned on performance and are simply a handout to Mr. Charman, as long as he stays at Endurance for several years.

•   Institutional Shareholder Services (ISS) said that this “mega equity award” raises “significant concerns” including “potential pay-for-failure.”iii

•   Endurance further evidences its tone deafness by actually boasting about its high insider ownership when that ownership level is substantially due to these excessive equity awards.

In contrast: 75% of Aspen’s executive share awards are performance-related

Ignoring shareholder feedback on excessive pay packages

•   Holders of over 60% of Endurance’s shares voting at this year’s Annual Meeting rejected Mr. Charman’s compensation package.iv

•   Endurance’s Board has made no changes to his compensation in response to this clear message.

In contrast: Aspen received 94% support for executive compensation at its 2014 Annual Meeting

Granting option to private equity firm without seeking shareholder approval

•   Without shareholder input, Endurance’s Board gave CVC Capital Partners an option to acquire $250 million of common shares of the combined company at a below market price, and has promised, if CVC exercises the option, to give them warrants to purchase additional shares over the next 10 years.

•   Neither Endurance nor Aspen shareholders would have a say in this dilutive option grant.

In contrast: Aspen has not granted options or warrants to any outside investor

Combined Chairman and CEO positions

•   Combined Chairman and CEO position creates a structure where the CEO’s board leadership is not challenged.

•   This may explain the failure of Endurance’s Board to stand up for shareholders.

In contrast: Aspen has a separate Chairman and CEO

Entrenched Endurance Board

•   Endurance has not appointed a new independent director in the past 3 years.

•   Excluding Mr. Charman, the median tenure of Endurance’s directors is 10 years.

•   Endurance’s lead director has served on the Board since 2001.

In contrast: Aspen added 3 new independent directors in 2013; median director tenure 6 years

REJECT ENDURANCE’S COERCIVE PROPOSALS: PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE REVOCATION CARD TODAY

Rather than offer real value for your company, Endurance has instead determined to engage in convoluted legal tactics that are destructive to the value of your company in an effort to coerce you into selling your shares on the cheap. Endurance’s goal is to usurp the power of your Board as negotiator and bring its current offer to you as a “take it or leave it” proposition – an offer your Board unanimously believes – and all of the shareholders we have spoken with believe – significantly undervalues Aspen. We urge you to reject Endurance’s coercive tactics to force through its inadequate offer.

1.	Do NOT sign Endurance’s white authorization card.

2.	Sign, date and return the enclosed BLUE revocation card.

3.	Even if you have already signed Endurance’s white authorization card, you have every right to revoke your authorizations by signing, dating and returning the enclosed BLUE revocation card.

3

If you have questions or need assistance revoking your authorizations for your shares, please contact our agent Innisfree M&A Incorporated: Shareholders call toll-free: (877) 717-3930; Banks and Brokers call collect: (212) 750-5833.

Regardless of the number of ordinary shares of Aspen that you own, your views are important.

Sincerely yours,

/s/	/s/

Glyn Jones	Chris O’Kane
Chairman of the Board of Directors	Chief Executive Officer

Goldman, Sachs & Co. is acting as financial advisor and Wachtell, Lipton, Rosen & Katz and Willkie Farr & Gallagher LLP are acting as legal advisors to Aspen.

About Aspen Insurance Holdings Limited

Aspen provides reinsurance and insurance coverage to clients in various domestic and global markets through wholly-owned subsidiaries and offices in Bermuda, France, Germany, Ireland, Singapore, Switzerland, the United Kingdom and the United States. For the year ended December 31, 2013, Aspen reported $10.2 billion in total assets, $4.7 billion in gross reserves, $3.3 billion in shareholders’ equity and $2.6 billion in gross written premiums. Its operating subsidiaries have been assigned a rating of “A” (“Strong”) by Standard & Poor’s, an “A” (“Excellent”) by A.M. Best and an “A2” (“Good”) by Moody’s.

Cautionary Statements Concerning Forward-Looking Statements

This press release contains written, and Aspen may make related oral, “forward-looking statements” within the meaning of the U.S. federal securities laws. These statements are made pursuant to common law doctrine and (as applicable) the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “assume,” “estimate,” “may,” “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” and similar expressions of a future or forward-looking nature.

All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside Aspen’s control that could cause actual results to differ materially from such statements.

Forward-looking statements do not reflect the potential impact of any future collaboration, acquisition, merger, disposition, joint venture or investments that Aspen may enter into or make, and the risks, uncertainties and other factors relating to such statements might also relate to the counterparty in any such transaction if entered into or made by Aspen.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: our ability to successfully implement steps to further optimize the business portfolio, ensure capital efficiency and enhance investment returns; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the assumptions and uncertainties underlying reserve levels that may be impacted by future payments for settlements of claims and expenses or by other factors causing adverse or favorable development; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; decreased demand for our insurance or

4

reinsurance products and cyclical changes in the highly competitive insurance and reinsurance industry; increased competition from existing insurers and reinsurers and from alternative capital providers and insurance-linked funds and collateralized special purpose insurers on the basis of pricing, capacity, coverage terms, new capital, binding authorities to brokers or other factors and the related demand and supply dynamics as contracts come up for renewal; changes in general economic conditions, including inflation, deflation, foreign currency exchange rates, interest rates and other factors that could affect our financial results; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; evolving issues with respect to interpretation of coverage after major loss events; our ability to adequately model and price the effect of climate cycles and climate change; any intervening legislative or governmental action and changing judicial interpretation and judgments on insurers’ liability to various risks; the effectiveness of our risk management loss limitation methods, including our reinsurance purchasing; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of one or more large losses from events other than natural catastrophes or by an unexpected accumulation of attritional losses; the impact of acts of terrorism, acts of war and related legislation; any changes in our reinsurers’ credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed lower growth economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; a decline in our operating subsidiaries’ ratings with S&P, A.M. Best or Moody’s; the failure of our reinsurers, policyholders, brokers or other intermediaries to honor their payment obligations; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; our reliance on the assessment and pricing of individual risks by third parties; our dependence on a few brokers for a large portion of our revenues; the persistence of heightened financial risks, including excess sovereign debt, the banking system and the Eurozone debt crisis; changes in our ability to exercise capital management initiatives (including our share repurchase program) or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; changes in accounting principles or policies or in the application of such accounting principles or policies; Aspen or Aspen Bermuda Limited becoming subject to income taxes in the United States or the United Kingdom; loss of one or more of our senior underwriters or key personnel; our reliance on information and technology and third party service providers for our operations and systems; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the “Risk Factors” section in Aspen’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 20, 2014 and in Aspen’s Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on May 1, 2014. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

The guidance in this communication relating to 10% Operating ROE in 2014 and with a further 100 basis point increase over 2014 in 2015 was and is made as at April 23, 2014. Such guidance assumes for 2014 a pre-tax catastrophe load of $185 million per annum, normal loss experience and given the current interest rate and insurance pricing environment and for 2015 a pre-tax catastrophe load of $200 million, normal loss experience, our expectations for rising interest rates, and a less favorable insurance pricing environment. Aspen has identified and described in the presentations in the investor relations section of its website actions and additional underlying assumptions in each of its three operating return on equity levers – optimization of the business portfolio (including particular lines of business), capital efficiency and enhancing investment returns – to seek to achieve the targeted operating ROE in 2014 and 2015. These forward looking statements are subject to the assumptions, risks and uncertainties, as discussed above and in the presentations noted, which could cause actual results to differ materially from these statements.

5

In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management’s best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen’s ultimate losses will remain within the stated amounts.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote or approval. This communication is for informational purposes only and is not a substitute for any relevant documents that Aspen may file with the U.S. Securities and Exchange Commission (“SEC”).

Endurance has commenced an exchange offer for the outstanding shares of Aspen (together with associated preferred share purchase rights). Aspen has filed with the SEC a solicitation/recommendation statement to its shareholders on Schedule 14D-9. Endurance is also soliciting authorizations from Aspen’s shareholders. Aspen has filed a revocation statement to its shareholders on Schedule 14A with the SEC in opposition to Endurance’s solicitation of authorizations.

INVESTORS AND SECURITY HOLDERS OF ASPEN ARE URGED TO READ THIS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Aspen through the web site maintained by the SEC at http://www.sec.gov. These documents will also be available at. http://aspen.shareholderresource.com or on Aspen’s website at http://www.aspen.co.

Certain Information Regarding Participants

Aspen and certain of its respective directors and executive officers may be deemed to be participants under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Aspen’s directors and executive officers in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 20, 2014, and its proxy statement for the 2014 Annual Meeting, which was filed with the SEC on March 12, 2014. These documents can be obtained free of charge from the sources indicated above.

For further information:

Please visit www.aspen.co or contact:

Investors

Kerry Calaiaro, Senior Vice President, Investor Relations, Aspen

Kerry.Calaiaro@aspen.co

+1 (646) 502 1076

Kathleen de Guzman, Vice President, Investor Relations, Aspen

kathleen.deguzman@aspen.co

+1 (646) 289 4912

Innisfree M&A Incorporated

Arthur Crozier/Jennifer Shotwell/Larry Miller

+1 (212) 750 5833

6

Media

Steve Colton, Head of Communications, Aspen

Steve.Colton@aspen.co

+44 20 7184 8337

North America – Sard Verbinnen & Co

Paul Scarpetta or Jamie Tully

+1 (212) 687 8080

International – Citigate Dewe Rogerson

Patrick Donovan or Caroline Merrell

patrick.donovan@citigatedr.co.uk

caroline.merrell@citigatedr.co.uk

+44 20 7638 9571

[i]	Guidance as at April 23, 2014. In 2014, ROE guidance assumes a pre-tax catastrophe load of $185 million, normal loss experience and given the current interest rate and insurance pricing environment. In 2015, ROE guidance assumes a pretax catastrophe load of $200 million, normal loss experience, Aspen’s expectations for rising interest rates, and a less favorable insurance pricing environment. See Cautionary Statement disclosure above.
ii	SNL Insurance Daily, August 23, 2013
iii	Source: ISS Report, Endurance Specialty Holdings Ltd. May 21, 2014 (Permission to quote was neither sought nor obtained)
iv	According to a recent study, this puts Endurance among the 5% of mid-cap companies that failed to get majority shareholder support for executive compensation “Say-on-Pay” proposals in shareholder meetings held this year.

7